EXHIBIT NO. 99.1
Final Transcript

Conference Call Transcript

RADN — Q2 2004 Radyne Comstream Earnings Conference Call

Event Date/Time: Jul. 28. 2004 / 4:30PM ET
Event Duration: N/A

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Final Transcript

RADN — Q2 2004 Radyne Comstream Earnings Conference Call

CORPORATE PARTICIPANTS

Malcolm Persen Radyne ComStream — CFO

Robert Fitting Radyne ComStream — CEO

Brian Duggan Radyne ComStream — COO

CONFERENCE CALL PARTICIPANTS

Deborah Franks Crystal Equity Research — Analyst

Dave Kang Roth Capital Partners — Analyst

Joe Blankenship Source Capital — Analyst

Marc Klee American Fund Advisors — Analyst

Dan Loeb Third Point — Analyst

David Taylor Taylor Capital Management — Analyst

Jim Gentrup Provident Equity Research – Analyst

PRESENTATION

Operator

Good day, ladies and gentlemen, and welcome to the second quarter 2004 Radyne ComStream earnings conference call. My name is Ann Marie, and I will be your coordinator for today. At this time, all participants are in listen-only mode. We will be facilitating a question and answer session towards the end of this conference. If at any time during the call you require assistance, please press star, zero, and a coordinator will be happy to assist you.

I would now like to turn the presentation over to Mr. Malcolm Persen, CFO. Please proceed, sir.

Malcolm Persen - Radyne ComStream - CFO

Thank you, Ann Marie.

Good afternoon. Thank you for joining us for Radyne’s 2004 second quarter earnings conference call. I’m Malcolm Persen, the CFO. Also present are the CEO, Bob Fitting; the COO, Brian Duggan; and the Controller, Garry Kline. I plan to present a brief overview of the company and of the financial results for the quarter, and Bob will provide further comment about the second quarter’s performance, and we’ll conduct the question and answer session.

Before we go any further, let me remind you that this conference call could include statements which may constitute forward-looking statements made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. These statements, typically characterized by the words “such as,” “expect,” “believe,” “anticipate,” and the like, and in this call will include references to future sales and/or profitability, are subject to risks and uncertainties that can cause actual results to differ materially from the forward-looking statements.

Factors which would cause or contribute to such differences include, but are not limited to, factors detailed in the company’s SEC filings, and include risks associated with the highly competitive nature of the industries in which it competes, the potential for downturns in economic or market conditions, the rapidly changing technology environment in which it competes, the effect that acts of terrorism may have on its ability to ship products abroad, and the company’s ability to successfully develop and market products and services on an ongoing basis.

Let me describe the company very briefly. Radyne ComStream is a supplier of capital equipment for the satellite communications industry, capital equipment for TV broadcast, and a capital

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Final Transcript

RADN — Q2 2004 Radyne Comstream Earnings Conference Call

equipment supplier for point-to-point microwave analog-to-digital conversion.

And now, for our financial results. During this past quarter, our sales were $12m. Margins were $6m, or 50% of sales. Expenses remained steady at $4.7m, resulting in earnings of $1.3m. Our EBITDA, our earnings before taxes, interest, depreciation and amortization, were $1.6m.

Revenues during this past quarter were impacted by the accelerated shipment of an order originally scheduled for the second quarter into the first quarter. As a result, it’s more useful to review Radyne’s performance over the first six months. During the first half of this year, our revenues were $27.1m, or a 6% increase over the first half of last year, when our sales were $25.7m. Gross profit during the first half of 2004 increased 36% over the equivalent period last year, and the company earned $0.26 per share, equal to our earnings per share for all of 2003.

For 2004, we project a total tax rate of 6.5%. This rate reflects our projected earnings and available tax loss carry-forwards, and was applied during the most recent quarter.

Also during this past quarter, we booked $13.3m in new orders, a 17% sequential increase and a 14% increase over the second quarter of last year. Our backlog at the end of the quarter stands at $5.8m, a 27% increase during the quarter. Comparing the first half of 2004 to 2003, bookings increased 9% to $24.6m.

Our balance sheet strengthened, with over $36m in cash, and we remained essentially debt-free. Receivables and DSOs are at 59 days, while inventory turns to sales are 5.1.

In early June, the Board of Directors authorized the purchase of up to $10m of Radyne ComStream common stock on the open market. As many of you may know, stock buyback programs are governed by SEC rule 10B-18 which, among other things, restricts a company’s ability to purchase shares in the same policy that is in place for the company’s executives and insiders. For Radyne, that means we could not buy shares from two weeks prior to quarter-end until two days after our quarterly earnings announcement. The original announcement of the buyback program, and our earnings pre-announcement, coincided almost exactly with the beginning of this quarter-end blackout period, leaving only two available trading days. As a result, we have not yet bought any shares under this program.

Now, let me turn to Bob for his comments. Bob?

Robert Fitting - Radyne ComStream - CEO

Well, good afternoon. Fundamentally, our business remains strong. The trends are positive. Our bookings and sales are growing. We are quoting more business than we have for quite a while. We have had about a 60% increase in our bookings pipeline since January. Most of the increase is from international customers, by the way, and we believe the increase from international customers may indicate a turnaround finally in the international markets.

We continue to show high margins. We expect the margins to continue, and may also increase as our new HDTV product begins shipping in Q3 or early Q4. We also continue to manage our business tightly and expect continued positive earnings and free cash flow, and we are continuing to search for and investigate acquisition opportunities, although we have no news to share with you at this time. We believe we are on the right track to win in our chosen markets, and to selectively acquire new technologies and businesses to grow the company.

Let me turn to the subject of guidance. And I want to mention again that, since we book and ship over 60% of our sales within a quarter, it limits our ability to forecast quarters very accurately. However, we believe we can reasonably estimate sales and earnings for the year. With the international capital markets returning, with our new product, reduction in our bidding of low margin systems jobs and our higher efficiencies in manufacturing and engineering, we believe that sales for this year should be in the range of 62 to 72m, with earnings of around $0.54 to $0.64 per share at our current 6.5% tax rate.

So, Ann Marie, I think we’re now ready for the Q&A session.

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QUESTION AND ANSWER

Operator

Thank you. Ladies and gentlemen, if you wish to ask a question, please press star, one on your touchtone phone. If your question has been answered or you wish to withdraw your question, please press star, two. Again, to ask a question, the command is star, one. And we’ll pause briefly as questions queue up.

Your first question comes from [Deborah Franks] of Crystal Equity Research. Please proceed.

Robert Fitting - Radyne ComStream - CEO

Hi, Deborah.

Deborah Franks - Crystal Equity Research - Analyst

Hi there. I might have missed the figure, but did you mention what the bookings were in this quarter?

Malcolm Persen - Radyne ComStream - CFO

Deborah, this is Malcolm. 13,257,000.

Deborah Franks - Crystal Equity Research - Analyst

And how does that compare with the prior quarter?

Malcolm Persen - Radyne ComStream - CFO

It’s up 17% sequentially and 14% over a year ago.

Deborah Franks - Crystal Equity Research - Analyst

OK, very good. And also, you mentioned the new HDTV product that you expect to be going out in the third quarter. Could you tell us a little bit more about that product and, if possible, can you give us an idea of where the margins on that product might be relative to the product line that you already have out?

Robert Fitting - Radyne ComStream - CEO

Let me start, say about the margins. We prefer not to tell you what the margins are, except they’re going to be a lot better than the old products that we’ve been shipping and it should enhance our margins going forward.

The new HDTV product that we have has some of the nicest features of our— better features than our competitors, including an up-front panel monitor so people don’t have to go out and buy another monitor to see what’s going on. I’d just say the cost basis is lower, the new features, so I think it’s going to be pretty successful product.

Deborah Franks - Crystal Equity Research - Analyst

And does it replace something that’s already in your product line? Is it intended to be a replacement or complementary to what you’re already selling?

Robert Fitting - Radyne ComStream - CEO

It will be a replacement for most of our HD product.

Deborah Franks - Crystal Equity Research - Analyst

Excellent. And then, you mentioned the repurchase program. Will you be free then, going forward after this earnings report in, what is it, two week’s time, to begin? Is it your intention to continue with the repurchase program?

Robert Fitting - Radyne ComStream - CEO

I believe the window opens two days after today, is that right, Malcolm?

Malcolm Persen - Radyne ComStream - CFO

Monday morning.

Robert Fitting - Radyne ComStream - CEO

Monday morning we start looking at it again.

Deborah Franks - Crystal Equity Research - Analyst

All right, thank you.

Operator

And your next question comes from Dave Kang of Roth Capital. Please proceed.

Robert Fitting - Radyne ComStream - CEO

Hi, David.

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Final Transcript

RADN - Q2 2004 Radyne Comstream Earnings Conference Call

Dave Kang - Roth Capital Partners - Analyst

Hi, good afternoon. Couple of questions first. Let’s see, can I get the revenue mix between Phoenix and San Diego? And can you talk about your assumptions in your new revenue guidance? Like, can you talk about perhaps some contract opportunities in the near-term? Thank you.

Robert Fitting - Radyne ComStream - CEO

Well, first of all, we don’t break out the difference between San Diego and Phoenix, so I can’t give you those numbers. In terms of— what was the other question?

Dave Kang - Roth Capital Partners - Analyst

Just the near-term opportunities, what’s in the pipeline for the next couple of quarters.

Robert Fitting - Radyne ComStream - CEO

Well, we look at the amount of items that we have bid and, as I mentioned, they’re up 60%, and then we just try to gauge from that what the rest of the year is going to look like. So, again, since we book and ship so much in each quarter, it’s really hard to give you a more definitive number than the wide range that we do offer.

Dave Kang - Roth Capital Partners - Analyst

I heard that you guys were in a bake-off with one of your major competitors for International Carrier. I guess it’s a Pacific Rim country. Can you talk— sounded like a pretty sizable contract or opportunity for you guys. Can you talk about that a little bit more?

Robert Fitting - Radyne ComStream - CEO

Well, first of all, we’re always in a bake-off with our biggest competitor, so there’s nothing new there. We’re bidding a number of jobs in Asia right now and, of course, I can’t talk about them.

Dave Kang - Roth Capital Partners - Analyst

Fair enough. Let’s see, just a couple more. Regarding gross margin, it came in at 50%. Is this— Malcolm, is this a sustainable number, or actually can we see increase from 50% as revenues ramp up in the second half? And secondly, regarding your new revenue guidance of 62 to 72m, I think when you pre-announced, I don’t know, a month and a half ago, you’ve maintained 65 to 75, and now you are lowering your revenue guidance by about 3m. Does that mean business actually turned more unfavorable since pre-announcement? Just more color on that, please.

Robert Fitting - Radyne ComStream - CEO

The reason we dropped our revenue line is we decided to not bid some of the large system jobs that have very low margins in them, and so that’s the reason the revenue came down.

Malcolm Persen - Radyne ComStream - CFO

Dave, with regard to your question on the gross margins, actually, if you recollect our guidance on that was is that they would drop faster than they have, so we’re very pleased. Obviously, that’s a number that’s subject to market conditions and a number of factors. I certainly do not want to tell you that I think it’s going to go up. And our previous guidance is, is that it will continue to drop, although slowly, over the course of the year, and I think that’s where I’m going to stay.

Dave Kang - Roth Capital Partners - Analyst

And just lastly, just a couple of numbers, capex and depreciation and amortization? Thank you.

Malcolm Persen - Radyne ComStream - CFO

Our capital expenditures were just shy of about 300,000 for the quarter, and depreciation and amortization were about an equal amount.

Dave Kang - Roth Capital Partners - Analyst

Thank you.

Operator

And your next question comes from [Joe Blankenship] of Source Capital. Please proceed.

Robert Fitting - Radyne ComStream - CEO

Hi, Joe.

Joe Blankenship - Source Capital - Analyst

Good afternoon, gentlemen. You just answered one of my questions. Can you give me a feel for international versus domestic, how you see demands building? Is it higher on the international side or better domestically?

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Final Transcript

RADN — Q2 2004 Radyne Comstream Earnings Conference Call

Robert Fitting - Radyne ComStream - CEO

Well, the mix tends to be about 60% international. And as I mentioned, our bidding pipeline has grown faster internationally than domestically. But, I couldn’t tell you how much right now.

Joe Blankenship - Source Capital - Analyst

One other question. Does that relate more to telecom systems or to cable TV communications?

Robert Fitting - Radyne ComStream - CEO

Telecom systems.

Joe Blankenship - Source Capital - Analyst

All right, thank you.

Operator

As a reminder, ladies and gentlemen, if you wish to ask a question, please press star, one.

Your next question comes from Marc Klee of American Fund Advisors. Please proceed.

Robert Fitting - Radyne ComStream - CEO

Hey, Marc.

Marc Klee - American Fund Advisors - Analyst

Hi, Bob, how are you?

Robert Fitting - Radyne ComStream - CEO

Good.

Marc Klee - American Fund Advisors - Analyst

Could you give us a little more color, just sort of following up that last question. Also your comment that maybe we’re finally seeing the turnaround for international business. What signs are you seeing? What’s starting to come out of the woodwork that would give you that kind of indication?

Robert Fitting - Radyne ComStream - CEO

Well, back to the quote log, that’s our earliest indication of what’s going on, and we are bidding more jobs internationally than we have for quite a while. Also, the size of the jobs internationally have gotten bigger. So, it looks as though people might be thinking about putting in new systems rather than just replacing old hardware. That would be my sense of it right now.

Marc Klee - American Fund Advisors - Analyst

How long will it take before you even have a little more color on that? Is that something that we could know over the next few months, or it’s just going to be a gradual kind of increase?

Robert Fitting - Radyne ComStream - CEO

Well, I think we’ll have a better sense at our next conference call. The flip side of that international business is that it also takes longer to get it in-house after you’ve bid it because of longer— whatever—.

Marc Klee - American Fund Advisors - Analyst

—Sales cycle, yes. Thank you.

Operator

Your next question comes from [Tim Lash] of Third Point. Please proceed.

Robert Fitting - Radyne ComStream - CEO

Hey, Tim.

Dan Loeb - Third Point - Analyst

Hello?

Robert Fitting - Radyne ComStream - CEO

Hi, Tim.

Dan Loeb - Third Point - Analyst

Oh, hi. Let me— actually, this is [Dan Loeb] from Third Point. Let me just take you off the speakerphone. Hello?

Robert Fitting - Radyne ComStream - CEO

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Final Transcript

RADN — Q2 2004 Radyne Comstream Earnings Conference Call

Yes, still here.

Dan Loeb - Third Point - Analyst

OK, I guess I still have you on the speakerphone. I’ll just ask into this. Obviously, there have been a number of disappointments since we first participated in a pipe transaction, and there’s a, you know, we missed a quarter, now the lowering of guidance. Now, unfortunately, it seems like Radyne does have— well, on the one hand, Radyne does have a good, solid core business. On the other hand, we’re just kind of floundering out there with $100m market cap, $80m enterprise value. And I’m wondering if it might be appropriate at this point to try to combine with either one of your competitors or with a larger, more integrated company that might want to get into some of Radyne’s business lines.

Robert Fitting - Radyne ComStream - CEO

I don’t know how to answer that. Certainly, it could be a possibility. I think if IBM wanted to buy us for a large amount of money, we’d sell immediately. But, since we don’t see that happening right now—.

Dan Loeb - Third Point - Analyst

—Well, you’re being a little cynical right now. I’m not talking about IBM. Obviously, CompTech or Andrews, or one of these companies are likely buyers. And we’ve heard some scuttlebutt in the marketplace that there’s— that there would be interest in Radyne. So, as your largest shareholder, I know you guys don’t own much stock other than some options. As your largest shareholder here, I think we’ve sat by pretty patiently. We would encourage you to retain an investment banker and pursue a sale of the company.

Robert Fitting - Radyne ComStream - CEO

Well, we’ll take your suggestion under advice, of course, and I didn’t mean to be cynical. I meant to be a little facetious. I apologize.

Dan Loeb - Third Point - Analyst

OK.

Robert Fitting - Radyne ComStream - CEO

But, we’re looking at all those kinds of opportunities. We wouldn’t turn down looking at any opportunity that’s out there.

Dan Loeb - Third Point - Analyst

You wouldn’t? OK, thank you.

Operator

Your next question comes from [David Taylor] of Taylor Management— I’m sorry, Taylor Capital Management. Please proceed.

Robert Fitting - Radyne ComStream - CEO

Hello, David

David Taylor - Taylor Capital Management - Analyst

Bob, just to flesh out— hi there. Just to flesh out some of the overall guidance maybe between the sales and the net income numbers. Gross margin still maintaining along that 50% range?

Robert Fitting - Radyne ComStream - CEO

We think so.

David Taylor - Taylor Capital Management - Analyst

OK. You did a super job on controlling the SG&A absolute dollars, you know, about 3.4, 3.5m. Do you need to ratchet it down even further than that to make the numbers, or is that a decent number to work with going forward?

Robert Fitting - Radyne ComStream - CEO

Well, I don’t think we have any plans to ratchet that down any more. We think the revenue will start picking up in the second half, as it usually does. If you look at our past history, second halves are usually stronger.

David Taylor - Taylor Capital Management - Analyst

All right, so—.

Robert Fitting - Radyne ComStream - CEO

—So, we think we’re OK there.

David Taylor - Taylor Capital Management - Analyst

So, maintain that in terms of absolute levels of dollars?

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Final Transcript

RADN — Q2 2004 Radyne Comstream Earnings Conference Call

Robert Fitting - Radyne ComStream - CEO

Yes.

David Taylor - Taylor Capital Management - Analyst

The 34, 35m, in that range?

Robert Fitting - Radyne ComStream - CEO

Correct.

David Taylor - Taylor Capital Management - Analyst

OK. R&D was down substantially on a percentage basis for the prior year, and that really permitted you to have the modest increase in operating earnings. Where do you see R&D in the back half in either— perhaps either a percent of sales or in terms of absolute dollars?

Robert Fitting - Radyne ComStream - CEO

On our R&D, it was reduced last year because we cut back our lower— to— because we didn’t have any new projects that we were working on at the moment. Going forward, we don’t see it cutting back any more, and maybe growing just a little bit as we start looking at new products again as the markets are returning. But, that would be in absolute dollars right now. We think it would be the same or a little bit higher.

David Taylor - Taylor Capital Management - Analyst

OK. And the share count for the full year compared to the 17.2 million diluted shares, as best you can call it at this point?

Malcolm Persen - Radyne ComStream - CFO

I’m sorry, I didn’t understand your question.

David Taylor - Taylor Capital Management - Analyst

The share count, as best you can estimate it for the full year.

Malcolm Persen - Radyne ComStream - CFO

For the full year— you mean the full— of 2004?

David Taylor - Taylor Capital Management - Analyst

Right, compared to the 17.2 million in the second quarter.

Malcolm Persen - Radyne ComStream - CFO

We don’t have any forecast for the remainder of the year, except to say that we don’t expect a lot more redemptions of our options going forward. Obviously, that will be impacted by the extent we see good opportunities for buying back the stock.

David Taylor - Taylor Capital Management - Analyst

Well, I guess maybe ask it more directly. What share count did you use in deriving the 54 to 64 cent—.

Malcolm Persen - Radyne ComStream - CFO

Oh, I’m sorry.

David Taylor - Taylor Capital Management - Analyst

Guidance range for the year?

Malcolm Persen - Radyne ComStream - CFO

That’s based on the current diluted share count of about 17.4 million.

David Taylor - Taylor Capital Management - Analyst

Great. OK, thank you very much.

Operator

And your next question comes from Jim Gentrup of Provident Equity Research. Please proceed.

Jim Gentrup - Provident Equity Research - Analyst

Good afternoon, gentlemen.

Robert Fitting - Radyne ComStream - CEO

Hi, Jim.

Jim Gentrup - Provident Equity Research - Analyst

I just wanted to ask you a little bit more about the sales backlog, about the composition. Can you talk a little bit about the composition of it?

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Final Transcript

RADN — Q2 2004 Radyne Comstream Earnings Conference Call

Robert Fitting - Radyne ComStream - CEO

I don’t really have it handy, but I would say it’s in the neighborhood of, just a guess today, of 60 to 70% international, and the remainder domestic and military.

Jim Gentrup - Provident Equity Research - Analyst

OK, but you can’t talk about whether it’s mainly DMV-20 or, you know, as far as product, can you break down the product?

Robert Fitting - Radyne ComStream - CEO

Well, I wouldn’t break that out, anyway.

Jim Gentrup - Provident Equity Research - Analyst

OK. And what about— can you talk about in terms of newer versus older products? Can you talk about that?

Robert Fitting - Radyne ComStream - CEO

Well, as we go— as we continue, we’re starting to phase in the newer products. I don’t know the ratio either, so, sorry, can’t help you.

Jim Gentrup - Provident Equity Research - Analyst

OK. And— but on the high-definition product, is that— the backlog is not— you’ve not received any orders for that yet, then?

Robert Fitting - Radyne ComStream - CEO

I don’t know the answer to that. Brian, perhaps you know an answer to that. We have intentions, I know, stated intentions.

Brian Duggan - Radyne ComStream - COO

We have stated intentions to buy the HE4000, but we’re still selling the previous product, HD [inaudible], the 15A.

Jim Gentrup - Provident Equity Research - Analyst

So you have not received any orders yet for the—?

Brian Duggan - Radyne ComStream - COO

No, we have a number of customers who say they are going to buy it, and we’re in the final phases of negotiations with them.

Jim Gentrup - Provident Equity Research - Analyst

OK. So, if you’ve got to ship— if you had an order tomorrow, for example, you would be able to ship that within this quarter then easily?

Robert Fitting - Radyne ComStream - CEO

Yes. The development is not quite finished yet. We thought the development would be done by August 15th. It slipped a few weeks, as developments do, so we would be able to ship it in September sometime. So, it would be late in the quarter, though, if that happened.

By the way, the reason we don’t get orders in that class of product, it’s a type of product that customers want to see the performance. They want to see that the HDTV signal coming through it is perfect, it doesn’t have any glitches or flaws in it. And so, they’ll hold off placing orders until they’ll see the equipment actually and be able to touch it.

Jim Gentrup - Provident Equity Research - Analyst

So, that means you have, like, what, you do like a trial? Do you send them out a prototype or something? Is that what you’re saying?

Robert Fitting - Radyne ComStream - CEO

Sure. We’ll ship the customer a demonstration unit, and then after a week of tests, they’ll place their orders.

Jim Gentrup - Provident Equity Research - Analyst

But no one has any demonstration units right now though, either?

Robert Fitting - Radyne ComStream - CEO

No, because the development isn’t completely done yet.

Jim Gentrup - Provident Equity Research - Analyst

All right. But you’re saying, though, in your guidance that you do expect that you will ship some before— you could ship some before the end of the quarter.

Robert Fitting - Radyne ComStream - CEO

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Final Transcript

RADN — Q2 2004 Radyne Comstream Earnings Conference Call

We could ship some this quarter. Again, it’s dependent on the development being done, and there’s always risk in that.

Jim Gentrup - Provident Equity Research - Analyst

Right, right. So you’re looking more towards Q4, then.

Robert Fitting - Radyne ComStream - CEO

Correct.

Jim Gentrup - Provident Equity Research - Analyst

OK. All right, gentlemen, thank you very much.

Robert Fitting - Radyne ComStream - CEO

OK.

Operator

And your last question comes from Dave Kang of Roth Capital. Please proceed.

Dave Kang - Roth Capital Partners - Analyst

Yes. Let’s see, can you talk about the high-definition TV market with Olympics in August, SE4000 and other HD products? Can you give us a little bit more color on that, how that’s ramping up? Thank you.

Robert Fitting - Radyne ComStream - CEO

Why don’t you talk about that, Brian?

Brian Duggan - Radyne ComStream - COO

There are a number of customers that have got our equipment being used in the Olympics, mainly for the re-broadcast of it, and also for the reception of it.

Dave Kang - Roth Capital Partners - Analyst

And were there any 10% customers during the quarter? And Malcolm, so you gave us an estimate for tax rate for this year. What about ‘05? What tax rate should we use? Thank you.

Malcolm Persen - Radyne ComStream - CFO

There were no 10% customers during the quarter, and we have not yet developed an estimated tax rate for 2005.

Dave Kang - Roth Capital Partners - Analyst

Thanks, guys.

Robert Fitting - Radyne ComStream - CEO

Thank you, David.

Operator

And you have no further questions.

Robert Fitting - Radyne ComStream - CEO

OK. Well, we thank everyone for showing up, as usual, and we’ll see you next quarter. Good-bye.

Operator

Thanks for your participation in today’s conference. This concludes the presentation. You may now disconnect. Good day.

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Final Transcript

RADN — Q2 2004 Radyne Comstream Earnings Conference Call

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